 United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2020

Isoray, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354

(Address of Principal Executive Offices) (Zip Code)

(509) 375-1202

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ISR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On March 31, 2020, Isoray, Inc., a Delaware corporation (the “Company”), entered into an Equity Distribution Agreement (the “Agreement”) with Oppenheimer & Co. Inc. (“Oppenheimer”).  Pursuant to the terms of the Agreement, the Company may offer and sell (the “Offering”) from time to time through Oppenheimer, as the Company’s sales agent, up to 15,151,515 of shares of the Company’s common stock, par value $0.001 per share (the “Shares”).  Sales of the Shares, if any, may be made in sales deemed to be “at the market offerings” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended. Oppenheimer is not required to sell any specific number or dollar amount of Shares, but will act as a sales agent using commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules, and regulations and the rules of The NYSE American, on mutually agreed terms between Oppenheimer and the Company. Oppenheimer will receive from the Company a commission of 3.0% of the gross proceeds from the sales of Shares pursuant to the terms of the Agreement. Net proceeds from the sale of the Shares will be used for general corporate purposes.

The offering of Shares pursuant to the Agreement will terminate upon the earliest of (i) the sale of all Shares subject to the Agreement, and (ii) the termination of the Agreement by the Company or Oppenheimer.

The Shares will be issued pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-236025) filed on January 23, 2020, which became effective on February 4, 2020, and the prospectus supplement dated March 31, 2020.

The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description of the Agreement is qualified in its entirety by reference to such exhibit. A copy of the opinion of Gallagher & Kennedy, P.A., relating to the legality of the Shares is filed as Exhibit 5.1 hereto, and is incorporated herein by reference. The foregoing description of the Offering by the Company and the documents related thereto is qualified in its entirety by reference to such exhibits.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

5.1	Opinion of Gallagher & Kennedy, P.A., dated March 31, 2020.

10.1	Equity Distribution Agreement between Isoray, Inc. and Oppenheimer & Co. Inc., dated March 31, 2020.

23.1	Consent of Gallagher & Kennedy, P.A. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2020

Isoray, Inc., a Delaware corporation

By: /s/ Lori A. Woods

            Lori A. Woods, CEO